EXHIBIT H



                                   JOINT FILING AGREEMENT

         The undersigned agree that this Amendment No. 3 executed January 15, 2009 relating to the Common Shares (par value $0.125 per share) of Cliffs Natural Resources Inc. shall be filed on behalf of the undersigned.


                                HARBINGER CAPITAL PARTNERS MASTER FUND I, LTD.

                                By:  Harbinger Capital Partners Offshore
                                     Manager, L.L.C.

                                By:  HMC Investors, L.L.C.,
                                     Managing Member


                                By:  /s/ Joel B. Piassick
                                     ----------------------------------------
                                     Name:  Joel B. Piassick
                                     Title: Executive Vice President


                                HARBINGER CAPITAL PARTNERS OFFSHORE MANAGER,
                                L.L.C.

                                By:  HMC Investors, L.L.C.,
                                     Managing Member


                                By:  /s/ Joel B. Piassick
                                     ----------------------------------------
                                     Name:  Joel B. Piassick
                                     Title: Executive Vice President


                                HMC INVESTORS, L.L.C.


                                By:  /s/ Joel B. Piassick
                                     ----------------------------------------
                                Name:  Joel B. Piassick
                                Title: Executive Vice President

                                HARBINGER CAPITAL PARTNERS SPECIAL SITUATIONS FUND, L.P.

                                By:  Harbinger Capital Partners Special
                                     Situations GP, LLC

                                By:  HMC - New York, Inc., Managing Member


                                By:  /s/ Joel B. Piassick
                                     ----------------------------------------
                                     Name:  Joel B. Piassick
                                     Title: Executive Vice President


                                HARBINGER CAPITAL PARTNERS SPECIAL SITUATIONS GP, LLC


                                By:  HMC - New York, Inc., Managing Member


                                By:  /s/ Joel B. Piassick
                                     ----------------------------------------
                                     Name:  Joel B. Piassick
                                     Title: Executive Vice President


                                HMC - NEW YORK, INC.


                                By:  /s/ Joel B. Piassick
                                     ----------------------------------------
                                     Name:  Joel B. Piassick
                                     Title: Executive Vice President


                                HARBERT MANAGEMENT CORPORATION


                                By:  /s/ Joel B. Piassick
                                     ----------------------------------------
                                     Name:  Joel B. Piassick
                                     Title: Executive Vice President

                                /s/ Philip Falcone
                                ---------------------------------------------
                                Philip Falcone


                                /s/ Raymond J. Harbert
                                ---------------------------------------------
                                Raymond J. Harbert


                                /s/ Michael D. Luce
                                ---------------------------------------------
                                Michael D. Luce



January 16, 2009